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                                                                    EXHIBIT 99.2

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                              FINANCIAL STATEMENTS

                                TABLE OF CONTENTS

                                                          Page
                                                          ----
Financial Statements:

         Balance Sheet at June 30, 2003 (unaudited)        F-2

         Statement of Operations For the six months
              ended June 30, 2003 and 2002 (unaudited)     F-3

         Statement of Shareholders' Equity For the
              six months ended June 30, 2003 (unaudited)   F-4

         Statement of Cash Flows For the six months
              ended June 30, 2003 and 2002 (unaudited)     F-5

         Notes to Financial Statements                     F-6

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                                  BALANCE SHEET

                                                                                      June 30,
                                                                                        2003
                                                                                      --------
                                                                                    (unaudited)
                           Assets
Current Assets:
         Cash                                                                         $ 30,281
         Receivables                                                                   142,941
         Finished products inventory                                                   116,335
         Raw materials inventory                                                        62,503
                                                                                      --------
                  Total current assets                                                 352,060
                                                                                      --------
Property and Equipment:
         Leasehold improvements                                                          5,116
         Equipment                                                                      75,439
         Vehicles                                                                       11,337
         Accumulated depreciation                                                      (26,504)
                                                                                      --------
                  Net property and equipment                                            65,388
                                                                                      --------
Other Assets:
         Loans to shareholders                                                          65,342
                                                                                      --------
                  Total other assets                                                    65,342
                                                                                      --------
                  Total assets                                                        $482,790
                                                                                      ========
                  Liabilities and Equity
Current Liabilities:
         Accounts payable                                                             $344,017
         Accrued expenses                                                              166,239
         Note payable from shareholder (current portion)                                51,760
         Line of credit                                                                104,357
                                                                                      --------
                  Total current liabilities                                            666,373
                                                                                      --------
Long Term Liabilities:
         Accrued interest                                                                2,648
         Note payable from shareholder                                                      --
         Notes payable                                                                  15,464
         Note payable - Vital Living                                                   207,176
                                                                                      --------
                  Total long term liabilities                                          225,288
                                                                                      --------
                  Total liabilities                                                    891,661
                                                                                       -------
Equity:
         Common stock ($0.001 par value; authorized -
         50,000,000 shares; 8,683,891 issued and
         8,659,891 outstanding)                                                          8,660
         Contributed Capital                                                           171,159
         Treasury stock, 24,000 shares at cost                                         (60,000)
         Retained earnings (deficit)                                                  (528,690)
                                                                                     ---------
                  Total equity                                                        (408,871)
                                                                                     ---------
                  Total liabilities and equity                                       $ 482,790
                                                                                     =========

The accompanying Notes are an integral part of these unaudited financial statements.

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                            STATEMENTS OF OPERATIONS


                                                                                    Six Months Ended
                                                                                       June 30,
                                                                               ---------------------------
                                                                                   2003            2002
                                                                               -----------     -----------
                                                                               (Unaudited)     (Unaudited)
Operating Revenues
         Sales                                                                 $ 1,051,733      $ 1,508,662
Cost of Goods Sold                                                                 469,853          742,006
                                                                               -----------      -----------
             Gross Profit                                                          581,880          766,656
                                                                               -----------      -----------
Operating Expenses
         General and administrative                                                284,586          277,562
         Production                                                                 92,353          122,330
         Marketing                                                                 210,603          371,247
         Depreciation                                                                5,838            5,498
                                                                               -----------      -----------
             Operating Expenses                                                    593,380          776,637
                                                                               -----------      -----------
Operating income (loss)                                                            (11,500)          (9,981)
                                                                               -----------      -----------
Other income (expenses)
         Loss on disposal of fixed assets                                               --           (4,247)
         Interest income                                                                --            2,441
         Interest expense                                                           (7,245)          (6,803)
                                                                               -----------      -----------
             Other Expenses                                                         (7,245)          (8,609)
                                                                               -----------      -----------
Net Loss                                                                       $   (18,745)     $   (18,590)
                                                                               ===========      ===========

The accompanying Notes are an integral part of these unaudited financial statements.

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                               For the Six Months
                              Ended June 30, 2003



                                                  Common Stock               Additional          Retained
                                          ----------------------------       Paid - In           Earnings
                                            Shares            Amount          Capital            (Deficit)
                                          ---------         ----------       ----------         ----------
Balance at December 31, 2002              8,659,891         $    8,660       $  171,159         $ (509,945)

Net loss (unaudited)                             --                 --               --            (18,745)
                                          ---------         ----------       ----------         ----------
Balance at June 30, 2003 (unaudited)      8,659,891         $    8,660       $  171,159         $ (528,690)
                                          =========         ==========       ==========         ==========

Balance at December 31, 2002                 24,000         $  (60,000)
                                          ---------         ----------
Balance at June 30, 2003 (unaudited)         24,000         $  (60,000)
                                          =========         ==========


The accompanying Notes are an integral part of these unaudited financial statements.

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                            STATEMENTS OF CASH FLOWS

                                                                                   Six Months Ended June 30,
                                                                                  ----------------------------
                                                                                      2003            2002
                                                                                  ------------    ------------
                                                                                   (Unaudited)     (Unaudited)
Cash flows from operating activities:
         Net income (loss)                                                         $   (18,745)    $  (18,590)
         Adjustments to reconcile operating income
         to net cash provided by operating activities:
                  Depreciation expense                                                   5,838          5,498
                  Allowance for doubtful accounts
                  Loss on sale of equipment                                                 --          4,247
                  Changes in current assets and liabilities:
                     Receivables                          (increase) decrease          (83,751)       (23,608)
                     Inventory                            (increase) decrease          (42,899)        56,943
                     Accounts payable                     increase (decrease)          (21,745)        (8,376)
                     Drawn on future deposits             increase (decrease)               --             --
                     Accrued expenses                     increase (decrease)            1,546         (8,309)
                                                                                   -----------    -----------
                     Net cash provided (used) by
                        operating activities                                          (159,756)         7,805
                                                                                   -----------    -----------
Cash flows from investing activities:
         Capital expenditures                                                          (21,906)            --
         Loan to shareholder                                                                --          1,649
         Interest on shareholder loan                                                       --         (2,442)
                                                                                   -----------    -----------
                  Net cash provided (used) by
                     investing activities                                              (21,906)          (793)
                                                                                   -----------    -----------
Cash flows from financing activities:
         New borrowings                                                                     --          3,696
         Proceeds from issuance of common stock                                         10,000             --
         Shareholder contributions                                                      (7,413)        (2,260)
         Proceeds from note payable to Vital Living                                    207,176             --
                                                                                   -----------    -----------
                  Net cash provided (used) by
                     financing activities                                              209,763          1,436
                                                                                   -----------    -----------
Net changes in cash                                                                     28,101          8,448

Cash, beginning                                                                          2,180             --
                                                                                   -----------    -----------
Cash, ending                                                                       $    30,281    $     8,448
                                                                                   ===========    ===========
Noncash transaction:
         Treasury stock exchanged for products                                     $        --    $    34,052
                                                                                   ===========    ===========

The accompanying Notes are an integral part of these unaudited financial statements.

                     CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002

                     CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

          The accompanying unaudited financial statements at June 30, 2003 have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information on a basis consistent with the annual audited financial statements. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. The financial statements presented herein reflect all adjustments which, in the opinion of management, are necessary for a fair presentation of the financial position as of June 30, 2003 and results of operations and cash flows for the six month periods ended June 30, 2003 and 2002. All such adjustments are of a normal recurring nature. The results of operations for these interim periods are not necessarily indicative of the results expected for a full year. The statements should be read in conjunction with the audited financial statements and footnotes thereto of Christopher's Original Formulas, Inc. included elsewhere in this document for the year ended December 31, 2002.

          A.  Organization
          ----------------

          The Company was incorporated under the laws of the State of New Jersey on June 22, 1966 with the name University Graphics, Inc. with authorized stock of 1,000 shares with no par value. On September 23, 1968 the authorized common stock was increased to 1,500,000 shares with a par value of $.10 per share and on June 24, 1987 the authorized shares were increased to 5,000,000 shares with a par value of $.10.

          On April 12, 2000 the authorized common stock was increased to 50,000,000 shares with a par value $.001 per share in connection with a name change to Dr. Christopher's Original Formulas, Inc. and a reverse common stock split of three shares of outstanding stock for one share in preparation for the planned acquisition of a Utah Corporation by the same name.

          Prior to 1998 the principal business activity of the Company was providing computerized illustration, typesetting and electronic pre-press services to book and journal publishers. The Company ceased operations and became inactive during 1997 and was considered to be a development stage company up until its acquisition of Dr. Christopher's Original Formulas, Inc. (a Utah Corporation).

          On April 7, 2000 the Company acquired Dr. Christopher's Original Formulas, Inc. (a Utah corporation organized 1/14/2000) in exchange for 2,867,000 of after split common shares of the Company. The Company's acquisition of Dr. Christopher's Original Formulas, Inc. (a Utah corporation) is being treated as a reverse acquisition.

          On June 20, 2001 the Company merged with Dr. Christopher's Original Formulas, Inc. (a Nevada corporation organized June 14, 2001) to form a single corporation. The outstanding shares were converted on a direct one for one basis. Dr. Christopher's Original Formulas, Inc. (a Nevada corporation) is the surviving corporation with authorized stock of 50,000,000 common shares with a par value of $0.001 and 10,000,000 preferred shares with a par value of $0.001.

          On July 25, 2001 the Company dissolved the wholly owned subsidiary Dr. Christopher's Original Formulas, Inc. (a Utah corporation).

                     CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002

                     CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 -  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          On December 10, 2001 the Company approved a name change to NFI Holdings, Inc. by amendment of the articles of incorporation, acquired KJMC Acquisition Corporation (a Nevada corporation) as a wholly owned subsidiary, and authorized a 10 to 1 reverse stock split of the issued and outstanding common stock as of November 28, 2001.

          On December 11, 2001 KJMC Acquisition Corporation approved a name change to Christopher's Original Formulas, Inc. by amendment of the articles of incorporation.

          On June 30, 2002 through a share exchange agreement, Christopher's Original Formulas, Inc. (a Nevada corporation) was spun off from its parent company, NFI Holding, Inc. This report is presented for the Nevada corporation with original shareholders of Dr. Christopher's Original Formulas, Inc. (a Utah corporation) prior to any mergers with parent companies.

          The Company has an exclusive marketing agreement with Christopher Enterprises, Inc., which has been in the herbal products business for over 28 years. The Company markets a complete line of natural herbal products.

          B.  Cash and Cash Equivalents

          Cash consists of amounts in demand and certificates of deposit. The Company considers all highly liquid investments maturing within three months to be cash equivalents.

          C.   Inventory

          Inventories are carried at the lower of cost or market (using a first-in, first-out method).

          D.   Property and Equipment

          Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in the income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized.

          E.   Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

          F.   Accrued Compensated Absences

          The Company's policy is that all unused sick or vacation days lapse at the end of each calendar year.

          G.   Shipping and Handling

          All applicable shipping and handling costs are included in cost of sales.

                     CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002

                     Christopher's Original Formulas, Inc.
                    Notes to Unaudited Financial Statements


Note 1 -  Significant Accounting Policies (Continued)

          II. Advertising

          The Company expenses all advertising costs as incurred.

Note 2 -  Subsequent Event

          On July 2, 2003, the Company executed an asset purchase agreement and closed the sale substantially all of its assets and liabilities to Nature's Systems, Inc. ("NSI"), a wholly owned subsidiary of Vital Living, Inc., a publicly traded company, in a stock for assets transaction for 2,600,000 shares of restricted common stock of Vital Living, Inc. The fair value of the common stock received was $2,808,000, or $1.08 per common share. The asset purchase agreement included the assumption by NSI of approximately $355,000 of liabilities of certain executives of the Company as well as an advance owed to Vital Living of $207,176. The total consideration received, including the assumption of certain liabilities mention above, was determined to be approximately $3.4 million.